Exhibit 10.1

Lease Advisory Services
Key Equipment Finance Inc.
1000 McCaslin Blvd.
Superior, CO 80027

March 28, 2008

Aspen Technology Funding 2006-II LLC, as	Aspen Technology, Inc.
Borrower	Ten Canal Park
200 Wheeler Road	Cambridge, Massachusetts 02141 - 2201
Burlington, MA 01803

Re:                         Payoff Letter Agreement (this “Letter Agreement”) - Relating to Loan Agreement among Aspen Technology Funding 2006-II LLC, as the Borrower (the “Borrower”), Aspen Technology, Inc. (“Aspen”), as the initial Servicer, Portfolio Financial Servicing Company, Inc., as the Back-up Servicer (the “Back-up Servicer”), and Key Equipment Finance Inc., as the Agent for the benefit of the Secured Parties (the “Agent”), KeyBank National Association, as initial Liquidity Bank, and Relationship Funding Company, LLC, as CP Issuer (the “CP Issuer”) dated as of September 27, 2006 (the “Loan Agreement”).  Capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Loan Agreement.

Gentlemen:

Reference is made to the Loan Agreement.  You have informed us that the Borrower has elected to pay in full all of its Obligations under the Loan Agreement and each of the other applicable Transaction Documents.

By executing a copy of this Letter Agreement, the Borrower confirms that it has irrevocably elected to pay, and the Borrower hereby agrees to pay on or before March 31, 2008 (the “Payment Date”): (a) to the CP Issuer, all amounts due to the CP Issuer pursuant to and in accordance with the CP Issuer Payoff Letter dated March 28, 2008, attached hereto as Exhibit A (the “CP Issuer Payoff Letter”), and (b) to the Agent, by wire transfer of immediately available funds (made in accordance with the wire instructions set forth on Schedule 1 hereto), the aggregate amount of $780,155.39 (the “Payment Amount”), consisting of (i) a prepayment fee for the account of the Agent in the amount of $750,000.00, (ii) payments of accrued spread which are payable to the Agent in the amount of $16,778.79, (iii) accrued utilization fees due to the Agent in the amount of $6,560.35, and (iv) the reasonable fees and expenses of Sonnenschein Nath & Rosenthal LLP in connection with the preparation and execution of this Letter Agreement and matters relating to the termination of the Loan Agreement in the amount of $6,816.25.

Upon receipt by the Agent from the Borrower, the Back-up Servicer, and Aspen of fully executed counterparts of this Letter Agreement on or before March 31, 2008, and the timely payment of all Obligations and all other amounts as set forth in the preceding paragraph, (i) all of the Obligations shall be terminated and satisfied and paid in full (other than the Obligations that survive the termination or cancellation of the Transaction Documents, including without limitation those Obligations set forth in the sections referred to in Section 13.04 the Loan Agreement) and (ii) all of the liens or security interests granted to the Agent by the Borrower in favor of the Secured Parties shall be irrevocably and unconditionally terminated and released in full, without any further action by the Agent, the Borrower or any other person or entity.

A breach by the Borrower under this Letter Agreement will constitute an Event of Default under the Loan Agreement.

In furtherance of the foregoing release, following the payment by Borrower of all amounts hereinabove set forth, and at the expense of the Borrower, the Agent will execute or cause to be executed on behalf of the Secured Parties, such termination statements, lien releases, mortgage releases, re-assignments of trademarks, discharges of security interests, and other similar discharge or release documents (and, if applicable, in recordable form) relating to liens and security interests granted by the Borrower in favor of the Agent, which are being terminated or released as set forth herein, as the Borrower may reasonably request.  The Agent shall also return to the Borrower all certificates, instruments and other property of the Borrower that is being held by the Agent as security for the Obligations.

The Agent shall, as promptly as practicable following the Payment Date and the payment by Borrower of all Obligations hereinabove set forth, return to the Borrower the originals of any and all promissory notes previously delivered to the Agent in connection with the Loan Agreement and the other Transaction Documents, duly marked “paid in full” or “cancelled” (or with written authorizations to so mark such documents after the Payment Date).

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This Letter Agreement shall be governed by, and construed in accordance with, the laws of the State of New York.  This Letter Agreement and all obligations of the parties hereunder shall be binding upon the successors and assigns of the parties hereto, and shall, together with the rights and remedies of the parties hereto, inure to the benefit of such parties, and their respective successors and assigns.  This Letter Agreement may be executed by each party on a separate counterpart, each of which when so executed and delivered shall be an original, but all of which together shall constitute one agreement.

Very truly yours,

KEY EQUIPMENT FINANCE INC. (for itself
and as Agent for the other Secured Parties)

By:
Name: Todd T. Oliver
Title: Designated Signer

Agreed to by the undersigned:

ASPEN TECHNOLOGY FUNDING 2006- II, LLC

By:
Name:
Title:

PORTFOLIO FINANCIAL SERVICING COMPANY, INC., as the Back-up Servicer

By:
Name:
Title

Agreed to by the undersigned who hereby guarantees the Borrower’s timely payment and performance hereunder:

ASPEN TECHNOLOGY, INC.

By:
Name:
Title:

SCHEDULE 1

Wire Instructions:

                Key Bank National Association
                ABA No. 021300077
                Account No. 325760034018
                Account Name: Key Equipment Finance
                Reference: Aspen Termination Fee
                Attention: LAS OPERATIONS

EXHIBIT A

CP Issuer Payoff Letter (on the following page)

RELATIONSHIP FUNDING COMPANY, LLC

227 West Monroe

Chicago, IL 60606

March 28, 2008

Aspen Technology Funding 2006-II LLC, as	Aspen Technology, Inc.
Borrower	Ten Canal Park
200 Wheeler Road	Cambridge, Massachusetts 02141 - 2201
Burlington, MA 01803

Re:                         CP Issuer Payoff Letter (this “Payoff Letter Agreement”) - Relating to Loan Agreement among Aspen Technology Funding 2006-II LLC, as the Borrower (the “Borrower”), Aspen Technology, Inc. (“Aspen”), as the initial Servicer, Portfolio Financial Servicing Company, Inc., as the Back-up Servicer (the “Back-up Servicer”), and Key Equipment Finance Inc., as the Agent for the benefit of the Secured Parties (the “Agent”), KeyBank National Association, as initial Liquidity Bank, and Relationship Funding Company, LLC, as CP Issuer (the “CP Issuer”) dated as of September 27, 2006 (the “Loan Agreement”).  Capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Loan Agreement.

Gentlemen:

Reference is made to the Loan Agreement.  You have informed us that the Borrower has elected to pay in full all of its Obligations under the Loan Agreement and each of the other applicable Transaction Documents.

By executing a copy of this Payoff Letter Agreement, the Borrower confirms that it has irrevocably elected to pay, and the Borrower hereby agrees to pay, to the CP Issuer on or before March 31, 2008 (the “Payment Date”), by wire transfer of immediately available funds (made in accordance with the wire instructions set forth on Schedule 1 hereto), the aggregate amount of $12,206,721.12 (the “CP Issuer Payment Amount”), consisting of (i) $12,167,428.00 in respect of unpaid principal outstanding under the Loan Agreement and the other applicable Transaction Documents, (ii) $22,102.38 in respect of accrued and unpaid interest on such unpaid principal amount, and (iii) Breakage Costs in the amount of $17,190.74.

Upon receipt by the CP Issuer of (A) the CP Issuer Payment Amount from the Borrower on or before March 31, 2008, and (B) fully executed counterparts of this Payoff Letter Agreement from the Borrower, the Back-up Servicer and Aspen, the CP Issuer will (i) notify the Agent in writing that the Borrower’s Obligations to the CP Issuer (other than the Obligations that survive the termination or cancellation of the Transaction Documents, including without limitation those Obligations set forth in the sections referred to in Section 13.04 the Loan Agreement) shall be and hereby are terminated and are satisfied and paid in full and (ii) provide the Agent with its authorization to terminate or cancel the Transaction Documents as appropriate.

A breach by the Borrower under this Payoff Letter Agreement will constitute an Event of Default under the Loan Agreement.

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This Payoff Letter Agreement shall be governed by, and construed in accordance with, the laws of the State of New York.  This Payoff Letter Agreement and all obligations of the parties hereunder shall be binding upon the successors and assigns of the parties hereto, and shall, together with the rights and remedies of the parties hereto, inure to the benefit of such parties, and their respective successors and assigns.  This Payoff Letter Agreement may be executed by each party on a separate counterpart, each of which when so executed and delivered shall be an original, but all of which together shall constitute one agreement.

Very truly yours,

RELATIONSHIP FUNDING COMPANY, LLC, as CP Issuer

By:
Name:
Title:

Agreed to by the undersigned:

ASPEN TECHNOLOGY FUNDING 2006- II, LLC

By:
Name:
Title:

PORTFOLIO FINANCIAL SERVICING COMPANY, INC., as the Back-up Servicer

By:
Name:
Title:

Agreed to by the undersigned who hereby guarantees the Borrower’s timely payment and performance hereunder:

ASPEN TECHNOLOGY, INC.

By:
Name:
Title:

cc: Key Equipment Finance Inc.

SCHEDULE 1

Wire Instructions:

Bank of Crediting Account:	Deutsche Bank Trust Company Americas
Crediting Bank ABA #:	021 001 033
Crediting Account #:	00-448-104
Name of Crediting Account:	Relationship Funding Company, LLC
City and State of Bank:	New York, NY
Reference Information:	Aspen Technology